EXHIBIT 10.8.


FIRST SECURITY DEFERRED COMPENSATION PLAN
DEFERRAL ELECTION -- 01/01/95 - 12/31/95


Participant information (please print or type)

Name ___________________________   Social Security Number __________________


A. Deferral Election      I wish to irrevocably defer:

   ______________________ the same deferral amounts as in 1994.
   ______________________ % of my salary
   ______________________ % of my eligible bonus, or
   ______________________ % of my eligible bonus in excess of $_____________

   If my Incentive Savings Plan contributions are limited by statutory
limits, automatically commence deferral into this Plan   [ ] Yes   [ ] No

If refunded an amount form the Incentive Savings Plan due to contributions in excess of IRS limits, I wish to have an identical amount of my salary
into this Plan.   [ ] Yes   [ ] No

B. Distribution Options   I wish to irrevocably defer these amounts:

   ______________________ as elected in 1994.
   until _____________________ (Distribution Date or Retirement)

   Primary Distribution Method
   At distribution date (elected above) pay this amount (choose only one):

      Immediate Lump Sum  [ ] Yes     [ ] No      or
      Installments        [ ] Annual  [ ] Quarterly over __ years (up to 20)

   Contingent Distribution Methods
   Choose one distribution method per contingency or elect the same distribution method as Primary Distribution Method above for all:

      I elect the same distribution method for all contingencies as elected
      in the Primary Distribution Method   [ ] Yes   [ ] No

      Upon death prior to the distribution date, pay this amount:
      Immediate Lump Sum  [ ] Yes     [ ] No      or
      Installments        [ ] Annual  [ ] Quarterly over __ years (up to 20)

      Upon disability prior to the distribution date, pay this amount:
      Immediate Lump Sum  [ ] Yes     [ ] No      or
      Installments        [ ] Annual  [ ] Quarterly over __ years (up to 20)

      Upon change of control prior to the distribution date, pay this amount:
      Immediate Lump Sum  [ ] Yes     [ ] No      or
      Installments        [ ] Annual  [ ] Quarterly over __ years (up to 20)


_________________________________________________   ________________________
Signature                                           Date


See Reverse Side for Beneficiary Designation
Please Complete Investment Direction Form for 1st Quarter, 1995



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BENEFICIARY DESIGNATION


I hereby revoke all prior designations made by me, and designate the following primary beneficiary(ies) who survive(s) me of all benefits in the First Security Deferred Compensation Plan at the time of my death:
                         Primary Beneficiary(ies)
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

If there is no primary beneficiary who survives me, I designate the following contingent beneficiary(ies) who survive me all of my benefits in the First Security Deferred Compensation Plan at the time of my death:
                       Contingent Beneficiary(ies)
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________

Please include the relationship of beneficiary and any other information, if necessary, to identify the beneficiary.

I am:   [ ] Married   [ ] Single (single, widowed, divorced)
Social Security Number: ___________________
Participant: _______________________________________________________________
             (Please Print)
Signature: _________________________________________   Date ________________

If you are married and designate your spouse as primary beneficiary, a spousal consent form is not necessary. If you are married and designate anyone other than your spouse as primary beneficiary, your designation will not be effective under federal law, unless a waiver is signed by your spouse. A Spousal Consent Form is provided below.


SPOUSAL CONSENT

CAUTION: This "spousal consent" is a legally binding waiver of your rights under federal law. If the waiver is not understood, you should contact your attorney or other advisor. Upon request, the Plan administrator will furnish additional information.

The undersigned, being the spouse of the Participant herein named, hereby consents to the foregoing designation of beneficiary under the First Security Deferred Compensation Plan as elected by the Participant. The undersigned spouse represents and specifically acknowledges she/he is aware of the following:
   1. By execution of this written consent, the spouse is waiving certain rights to which she/he is entitled as a matter of law.
   2. If the spouse does not execute the consent, the spouse will be the death beneficiary of 100% of the Participant's accounts.
   3. The undersigned spouse, after reading the foregoing hereby signs the Spousal Consent in the presence of a witness, and has requested this witness in his/her presence to notarize and witness the signature at the same time she/he signs this written consent.

Spouse's Signature _________________________________   Date ________________

Witness ____________________________________________   Date ________________
        (Plan Representative of notary listed below)

State of
                                       SS.
County of

On the ______ day of ____________ , A.D. 199___, personally appeared before me the above-named spouse who declared to me that __he is the spouse of _______________________________________ and requested me to be a witness to
h____ signature of the above Spousal Consent, and who thereupon signed said Spousal Consent in my presence, and I do now hereby sign my name to the signature of said spouse.